UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2020

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Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

4901 Bakers Mill Lane, Richmond, Virginia 23230

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2020, Lumber Liquidators Holdings, Inc. (the “Company”) announced that Dennis R. Knowles has resigned as President and Chief Executive Officer and as a member of the Board of Directors, effective February 5, 2020. In connection with Mr. Knowles’ resignation, the Company and Mr. Knowles executed a Waiver and Release Agreement substantially in the form of an exhibit to the Severance Agreement between the Company and Mr. Knowles dated July 26, 2018 as previously filed by the Company. In consideration of Mr. Knowles’ execution of the Waiver and Release Agreement, the Company will pay Mr. Knowles the severance benefits provided for in the Severance Agreement and accelerate the vesting of portions of certain equity awards.

The aggregate severance benefit is not fully calculable at this time but, as disclosed in the Company’s 2019 Annual Meeting Proxy Statement, it will include (i) annualized base salary as of the resignation date in the form of salary continuation for 12 months beginning on the resignation date (estimated to be $746,750), (ii) any accrued and unpaid bonus for the 2019 fiscal year in a single lump sum on the date the bonus would have been paid to Mr. Knowles had he continued employment, and (iii) the greater of the target bonus or the actual bonus for fiscal year 2020 (prorated based on the number of days Mr. Knowles remained employed with us during the year) in a single lump sum on the date the bonus would have been paid to Mr. Knowles had he continued employment. The aggregate severance will also include health and welfare benefits (estimated to be $8,393) . The Board also approved the accelerated vesting of portions of equity awards that would otherwise have vested in March 2020, consisting of restricted stock awards relating to 16,605 shares of Company common stock and stock options relating to 25,000 shares of Company common stock. The stock options have an exercise price of $12.01 per share and, in accordance with the Company’s equity compensation plan, are exercisable for 90 days following Mr. Knowles termination of employment

The Board has appointed Charles E. Tyson, the Company’s Chief Customer Experience Officer, as the Company’s Interim President and Principal Executive Officer and Mr. Knowles’ duties will be divided between Mr. Tyson and Nancy A. Walsh, the Company’s Chief Financial Officer while the Board conducts a Chief Executive Officer search of internal and external candidates. The Board is engaging a national recruitment firm to assist with this search. Mr. Tyson also will remain the Company’s Chief Customer Experience Officer. Mr. Tyson and Ms. Walsh will each report to the Board of Directors.

Mr. Tyson, 58, joined the Company in June 2018 after serving in several key senior executive roles for Advance Auto Parts, Inc. As the Company’s Chief Customer Experience Officer, Mr. Tyson has been responsible for the Company’s merchandising and marketing, consumer and pro sales, installation, distribution and, now additionally, store operations. Among other initiatives, Mr. Tyson has led the Company’s digital strategy including the development and introduction of its innovative new online tools for customers.

In connection with Mr. Tyson’s appointment, Mr. Tyson’s base salary was increased on an interim basis by $12,000 per month. In connection with the expansion of Ms. Walsh’s duties, Ms. Walsh’s base salary was increased on an interim basis by $8,000 per month. Additionally, the Severance Agreements between the Company and Mr. Tyson and Ms. Walsh were amended to provide that the termination of these interim arrangements would not constitute “Good Reason”.

The Company issued a press release on February 6, 2020 announcing Mr. Knowles’ resignation and Mr. Tyson’s appointment, a copy of which is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.

The amendments to Mr. Tyson’s and Ms. Walsh’s Severance Agreements have been filed with this Current Report on Form 8-K, as Exhibits 10.1 and 10.2 respectively, and are incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2020, the Board of Directors approved amendments to the Company’s Bylaws consistent with the interim officer appointments described above. The amendments to the Bylaws also include other immaterial administrative changes.

The amended Bylaws and a copy marked to show changes are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

On February 6, 2020, the Company reaffirmed the 2019 financial guidance it had previously issued on December 12, 2019. The press release in which this financial guidance was reaffirmed is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

EXHIBIT	DESCRIPTION

3.1	Bylaws of Lumber Liquidators Holdings, Inc. (as revised effective February 5, 2020)

3.2	Bylaws of Lumber Liquidators Holdings, Inc. (as revised effective February 5, 2020) (marked)

10.1	Waiver and Release Agreement for Dennis R. Knowles, dated February 5, 2020

10.2	Amendment to Severance Agreement for Charles E. Tyson, dated February 5, 2020

10.3	Amendment to Severance Agreement for Nancy A. Walsh, dated February 5, 2020

99.1	Press release, dated February 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2020

LUMBER LIQUIDATORS HOLDINGS, INC.

By:	/s/ M. Lee Reeves
M. Lee Reeves
Chief Legal Officer and Corporate Secretary